SCHEDULE OF INVESTMENTS (Unaudited)

Industry	Issuer	Acquisition Date	Investment	% of Net Assets	Par Amount	Maturity Date	Amortized Cost	Fair Value
	DEBT(1)
Automobile Components
	Superior Industries International, Inc.	08/14/24	Term Loan - 12.60% (SOFR + 7.50%, 2.50% Floor)	26.4%	$ 1,872,043	12/15/28	$ 1,826,660	$ 1,825,242
				26.4%			1,826,660	1,825,242
Food Products
	Great Kitchens Food Company, Inc.	05/31/24	Term Loan - 10.85% (SOFR + 6.00%, 1.25% Floor)	59.5%	4,186,441	05/31/29	4,090,016	4,119,458
				59.5%			4,090,016	4,119,458

	Total Debt Investments(2)			85.9%			5,916,676	5,944,700
	Cash Equivalents
	First American Government Obligation Fund, Yield 4.82%			23.0%	1,593,633		1,593,633	1,593,633
	Total Cash Equivalents			23.0%	1,593,633		1,593,633	1,593,633
	Short-term Investments
	U.S. Treasury Bill, Yield 5.08%			356.1%	25,000,000		24,633,497	24,633,497
	Total Short-term Investments			356.1%	25,000,000		24,633,497	24,633,497
	Total Investments (465.0%)						$ 32,143,806	$ 32,171,830
	Net unrealized depreciation on unfunded commitments (-0.2%)							(11,299)
	Liabilities in Excess of Other Assets (-364.8%)							(25,242,136)
	Net Assets (100.0%)							$ 6,918,395

(1)
Certain debt investments are subject to contractual restrictions on resale, such as approval of the agent or borrower.

(2)
The fair value of each debt investment was determined using significant unobservable inputs and such investments are considered to be Level 3 within the Fair Value Hierarchy. See Note 3 “Investment Valuations and Fair Value Measurements.”

SOFR - Secured Overnight Financing Rate, generally 1-Month or 3-Month

Geographic Breakdown of Portfolio

United States 100%

Aggregate acquisitions and aggregate dispositions of investments, other than government securities, totaled $6,019,027 and $107,345, respectively, for period from May 16, 2024 (Inception) through September 30, 2024. Aggregate acquisitions includes investment assets received as payment in kind. Aggregate dispositions include principal paydowns on and maturities of debt investments.

(Dollar amounts in thousands, except unit data)

1. Significant Accounting Policies

Basis of Presentation: The Company’s unaudited financial statements were prepared in accordance with accounting principles generally accepted in the United States (“GAAP”) for investment companies. The Company is an investment company following accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946, Financial Services—Investment Companies (“ASC Topic 946”). The unaudited financial statements reflect all adjustments, both normal and recurring which, in the opinion of management, are necessary for the fair presentation of the Company’s results of operations and financial condition for the periods presented.

Use of Estimates: The preparation of the financial statements in conformity with GAAP requires management to make estimates and assumptions that affect (i) the reported amounts of assets and liabilities at the date of the financial statements, (ii) the reported amounts of income and expenses during the years presented and (iii) disclosure of contingent assets and liabilities at the date of the financial statements. Actual results could differ from those estimates, and such differences could be material.

Investments: The Company measures the fair value of its investments in accordance with ASC Topic 820, Fair Value Measurements and Disclosure (“ASC 820”). Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. Market participants are defined as buyers and sellers in the principal or most advantageous market (which may be a hypothetical market) that are independent, knowledgeable, and willing and able to transact. In accordance with ASC 820, the Company considers the principal market of its investments to be the market in which the investment trades with the greatest volume and level of activity.

Transactions: The Company records investment transactions on the trade date. The Company considers the trade date for investments not traded on a recognizable exchange, or traded in the over-the-counter markets, to be the date on which the Company receives legal or contractual title to the asset and bears the risk of loss.

Income Recognition: Interest income and interest income paid-in-kind are recorded on an accrual basis unless doubtful of collection or the related investment is in default. Realized gains and losses on investments are recorded on a specific identification basis. The Company typically receives a fee in the form of a discount to the purchase price at the time it funds an investment in a loan. The discount is accreted to interest income over the life of the respective loan, using the effective-interest method assuming there are no questions as to collectability, and reflected in the amortized cost basis of the investment. Ongoing facility, commitment or other additional fees including prepayment fees, consent fees and forbearance fees are recognized immediately when earned as income.

The Company may enter into certain intercreditor agreements that entitle the Company to the “last out” tranche of first lien secured loans, whereby the “first out” tranche will receive priority as to the “last out” tranche with respect to payments of principal, interest, and any other amounts due thereunder. In certain cases, the Company may receive a higher interest rate than the contractual stated interest rate as disclosed on the Company’s Schedule of Investments.

Certain investments have an unfunded loan commitment for a delayed draw term loan or revolving credit. The Company earns an unused commitment fee on the unfunded commitment during the commitment period. The expiration date of the commitment period may be earlier than the maturity date of the investment stated above. See Note 5—Commitments and Contingencies.

Loans are generally placed on non-accrual status when principal or interest payments are past due 30 days or more or when there is reasonable doubt that principal or interest will be collected in full. Accrued and unpaid interest is generally reversed when a loan is placed on non-accrual status. Interest payments received on non-accrual loans may be recognized as income or applied to principal depending upon management’s judgment regarding collectability. Non-accrual loans are restored to accrual status when past due principal and interest is paid and, in management’s judgment, are likely to remain current. The Company may make exceptions to this policy if the loan has sufficient collateral value and is in the process of collection.

Organizational Costs: Costs incurred in connection with organization of the Company and offering of Common Units. These costs are expensed as incurred. Since inception the Company has incurred $266 in organizational costs, of which $266 was expensed during period ended September 30, 2024.

Cash Equivalents: Cash equivalents are comprised of cash in a money market account. Cash equivalents are carried at amortized costs which approximates fair value and are classified as Level 1 in the GAAP valuation hierarchy.

(Dollar amounts in thousands, except unit data)

Short-term investments: The Company generally considers investments with original maturities beyond three months at the date of purchase and one year or less from the balance sheet date to be short-term investments. As of September 30, 2024, the Company does not have any short-term investments.

Repurchase Obligations: Transactions whereby the Company sells an investment it currently holds with a concurrent agreement to repurchase the same investment at an agreed upon price at a future date are accounted for as secured borrowings in accordance with ASC 860, Transfers and Servicing. The investment subject to the repurchase agreement remains on the Company's Consolidated Statements of Assets and Liabilities and a secured borrowing is recorded for the future repurchase obligation. The secured borrowing is collateralized by the investment subject to the repurchase agreement. Interest expense associated with the repurchase obligation is reported on the Company's Consolidated Statements of Operations within Interest expense on repurchase transactions.

Income Taxes: The Company has elected to be regulated as a non-diversified closed-end management investment company under the 1940 Act. The Company also intends to be treated as a RIC under the Code and will make such an election beginning with the taxable year ending December 31, 2024. So long as the Company maintains its status as a RIC, it generally will not pay corporate-level U.S. federal income taxes on any ordinary income or capital gains that it distributes at least annually to its Unitholders as dividends. Rather, any tax liability related to income earned and distributed by the Company represents obligations of the Company’s investors and will not be reflected in the financial statements of the Company.

Recent Accounting Pronouncements: In June 2022, the FASB issued ASU No. 2022-03, Fair Value Measurement of Equity Securities Subject to Contractual Sale Restrictions (“ASU 2022-03”). ASU 2022-03 (1) clarifies the guidance in ASC 820 on the fair value measurement of an equity security that is subject to a contractual sale restriction and (2) requires specific disclosures related to such an equity security. ASU 2022-03 is effective for fiscal years beginning after December 15, 2023 and interim periods within that fiscal year, with early adoption permitted. On January 1, 2024, the Company adopted ASU 2022-03 and the adoption did not have a material impact on the consolidated financial statements.

2.
Investment Valuations and Fair Value Measurements

Investments at Fair Value: Investments held by the Company are valued at fair value. Fair value is generally determined on the basis of last reported sales prices or official closing prices on the primary exchange in which each security trades, or if no sales are reported, generally based on the midpoint of the valuation range obtained for debt investments from a quotation reporting system, established market makers or pricing service.

Investments for which market quotes are not readily available or are not considered reliable are valued at fair value according to procedures approved by the Board of Directors (the “Board”) based on similar instruments, internal assumptions and the weighting of the best available pricing inputs.

Pursuant to Rule 2a-5 under the 1940 Act, the Board has designated the Adviser as the "valuation designee" with respect to the fair valuation of the Company's portfolio securities, subject to oversight by and periodic reporting to the Board.

Fair Value Hierarchy: Assets and liabilities are classified by the Company into three levels based on valuation inputs used to determine fair value:

Level 1 values are based on unadjusted quoted market prices in active markets for identical assets.

Level 2 values are based on significant observable market inputs, such as quoted prices for similar assets and quoted prices in inactive markets or other market observable inputs.

Level 3 values are based on significant unobservable inputs that reflect the Company’s determination of assumptions that market participants might reasonably use in valuing the assets.

Categorization within the hierarchy is based upon the lowest level of input that is significant to the fair value measurement. The valuation levels are not necessarily an indication of the risk associated with investing in those securities.

Level 1 Assets (Investments): The valuation techniques and significant inputs used to determine fair value are as follows:

Equity, (Level 1), generally includes common stock valued at the closing price on the primary exchange in which the security trades.

(Dollar amounts in thousands, except unit data)

Level 2 Assets (Investments): The valuation techniques and significant inputs used to determine fair value are as follows:

Equity, (Level 2), generally include warrants valued using quotes for comparable investments.

Level 3 Assets (Investments): The following valuation techniques and significant inputs are used to determine the fair value of investments in private debt and equity for which reliable market quotations are not available. Some of the inputs are independently observable however, a significant portion of the inputs and the internal assumptions applied are unobservable.

Debt, (Level 3), include investments in privately originated senior secured debt. Such securities are valued based on specific pricing models, internal assumptions and the weighting of the best available pricing inputs. An income method approach incorporating a weighted average cost of capital and discount rate or a market method approach using prices and other relevant information generated by market transactions involving identical or comparable assets are generally used to determine fair value, though some cases use an enterprise value waterfall method. Valuation may also include a shadow rating method. Standard pricing inputs include but are not limited to the financial health of the issuer, place in the capital structure, value of other issuer debt, credit, industry, and market risk and events.

Equity, (Level 3), may include common stock, preferred stock and warrants. Such securities are valued based on specific pricing models, internal assumptions and the weighting of the best available pricing inputs. A market approach is generally used to determine fair value. Pricing inputs include, but are not limited to, financial health and relevant business developments of the issuer; EBITDA; market multiples of comparable companies; comparable market transactions and recent trades or transactions; issuer, industry and market events; and contractual or legal restrictions on the sale of the security. When a Black-Scholes pricing model is used it follows the income approach. The pricing model takes into account the contract terms as well as multiple inputs, including: time value, implied volatility, equity prices and interest rates. A liquidity discount based on current market expectations, future events, minority ownership position and the period management reasonably expects to hold the investment may be applied.

Pricing inputs and weightings applied to determine value require subjective determination. Accordingly, valuations do not necessarily represent the amounts that may eventually be realized from sales or other dispositions of investments.

The following is a summary by major security type of the fair valuations according to inputs used in valuing investments listed in the Schedule of Investments as of September 30, 2024:

Investments	Level 1	Level 2	Level 3	Total
Debt	$ —	$ —	$ 5,945	$ 5,945
Short- term investments	24,633	—	—	24,633
Cash equivalents	1,594	—	—	1,594
Total	$ 26,227	$ —	$ 5,945	$ 32,172

The following tables provide a reconciliation of the beginning and ending balances for total investments that use Level 3 inputs for the period from May 16, 2024 (Inception) to September 30, 2024:

	Debt	Equity	Total
Balance, May 16, 2024 (Inception)	$ —	$ —	$ —
Purchases, including payments received in-kind	6,019	—	6,019
Sales and paydowns of investments	(107)	—	(107)
Amortization of premium and accretion of discount, net	5	—	5
Net change in unrealized appreciation/(depreciation)	28	—	28
Balance, September 30, 2024	$ 5,945	$ —	$ 5,945
Net change in net unrealized appreciation/(depreciation) in investments held as of September 30, 2024	$ —	$ —	$ —

The Company did not have any transfers between levels during the period from May 16, 2024 (Inception) to September 30, 2024.

(Dollar amounts in thousands, except unit data)

Level 3 Valuation and Quantitative Information: The following table summarizes the valuation techniques and quantitative information utilized in determining the fair value of the Level 3 investments as of September 30, 2024:

Investment Type	Fair Value	Valuation Technique	Unobservable Input	Range	Weighted Average*	Impact to Valuation if Input Increases
Debt	$ 5,945	Income Method	Discount Rate	10.0% to 12.4%	10.8%	Decrease

* Weighted based on fair value

The Company generally utilizes the midpoint of a valuation range provided by an external, independent valuation firm in determining fair value.

3.
Agreements and Related Party Transactions

Advisory Agreement: On March 27, 2024, the Company entered into the Investment Advisory and Management Agreement (the “Advisory Agreement”) with the Adviser, a registered investment adviser under the Investment Advisers Act of 1940, as amended. The Advisory Agreement became effective upon its execution. Unless earlier terminated, the Advisory Agreement will remain in effect for a period of two years and will remain in effect from year to year thereafter if approved annually by (i) the vote of the Board, or by the vote of a majority of the Company’s outstanding voting securities and (ii) the vote of a majority of the Board who are not “interested persons” (as defined in Section 2(a)(19) of the 1940 Act) of the Company, the Adviser or any of their respective affiliates (the “Independent Directors”). The Advisory Agreement will automatically terminate in the event of an assignment by the Adviser.

The Advisory Agreement may be terminated by the Adviser without payment of any penalty upon not less than 60 days’ prior written notice to the Company. If the Advisory Agreement is terminated according to this paragraph, the Company will pay the Adviser a pro-rated portion of the Management Fee and Incentive Fee (each as defined below).

Pursuant to the Advisory Agreement, the Adviser will:

•
formulate and implement the Company's investment program;
•
determine the composition of the portfolio of the Company, the nature and timing of the changes therein and the manner of implementing such changes;
•
identify/source, research, evaluate and negotiate the structure of the investments made by the Company (including due diligence on prospective Portfolio Companies);
•
close, monitor and administer the Company's investments, including the exercise of any rights in its capacity as a lender;
•
determine the securities and other assets that the Company will originate, purchase, retain, or sell;
•
place orders for the purchase or sale of portfolio securities for the Company's account with broker-dealers selected by the Adviser;
•
pay such expenses as are incurred by it in connection with providing the foregoing services, subject to the reimbursement of certain expenses incurred on behalf of the Company to the extent described in the Administration Agreement (as defined below);
•
coordinate with the Administrator (as defined below) and;
•
provide the Company with such other investment advisory, research, and related services as the Company may, from time to time, reasonably require for the investment of its funds, including providing operating and managerial assistance to the Company and its portfolio companies as required.

(Dollar amounts in thousands, except unit data)

The Company pays to the Adviser, quarterly in arrears, a management fee in cash (the “Management Fee”) calculated as follows: 0.3125% (i.e., 1.25% per annum) of the average gross assets of the Company on a consolidated basis, with the average determined based on the gross assets of the Company as of the end of the three most recently completed calendar months. “Gross assets” means the amortized cost of the Company’s portfolio investments (including portfolio investments purchased with borrowed funds and other forms of leverage, such as preferred units, public and private debt issuances, derivative instruments, repurchase agreements and other similar instruments or arrangements) that have not been sold, distributed to members, or written off for tax purposes (but reduced by any portion of such cost basis that has been written down to reflect a permanent impairment of value of any portfolio investment), and excluding cash and cash equivalents. Installments of the Management Fee payable for any partial month or quarter shall be pro rated for the actual number of days in such period. The Management Fee will accrue from the date Units are issued to persons not affiliated with the Adviser (the “Initial Closing Date”), which occurred on August 9, 2024. The Adviser intends to defer payment of management fee to the extent that such fee is greater than the aggregate amount of interest and fee income earned by the Company.

On May 30, 2024, the Adviser and the Company entered into a fee waiver agreement (the “Fee Waiver Agreement”) under which the Adviser has contractually agreed to a reduction in the Company’s management fee such that the management fee payable by the Company (the “Reduced Fee”) is as follows:

(a)
0.90% on assets under management when assets under management are less than or equal to AU$250 million;
(b)
0.85% on assets under management when assets under management are greater than AU$250 but less than or equal to AU$500 million; and
(c)
0.80% on assets under management when assets under management are greater than AU$500 million.

The Fee Waiver Agreement shall become effective at the time the Company commences operations and shall continue for a period of one year, unless sooner terminated by the Company as provided in Paragraph 3 of the Fee Waiver Agreement. The Fee Waiver Agreement shall continue in effect thereafter for additional periods of one year, or such other period as may be agreed upon by the Company and the Adviser, so long as such continuation is approved for the Company at least annually by the Board.

For the period from May 16, 2024 (Inception) to September 30, 2024, Management Fees incurred were $5, of which $5 remained payable as of September 30, 2024.

In addition, the Adviser will receive an incentive fee (the “Incentive Fee”) as follows:

(a)
First, no Incentive Fee will be owed until the Common Unitholders have collectively received cumulative distributions pursuant to this clause (a) equal to their Aggregate Contributions (as defined in the LLC Agreement) to the Company in respect of all the Common Units;
(b)
Second, no Incentive Fee will be owed until the Common Unitholders have collectively received cumulative distributions equal to a 7.5% internal rate of return on their Aggregate Contributions to the Company in respect of all Common Units (the "Hurdle");
(c)
Third, the Adviser will be entitled to an Incentive Fee out of 100% of additional amounts otherwise distributable to Common Unitholders until such time as the Incentive Fee paid to the Adviser is equal to 15% of the sum of (A) the amount by which the Hurdle exceeds the Aggregate Contributions of the Common Unitholders in respect of all Common Units and (B) the amount of Incentive Fee being paid to the Adviser pursuant to this clause (c); and
(d)
Thereafter, the Adviser will be entitled to an Incentive Fee equal to 15% of additional amounts otherwise distributable to Common Unitholders in respect of all Common Units, with the remaining 85% distributed to the Common Unitholders.

Pursuant to the Fee Waiver Agreement, the Adviser has agreed to reduce the Incentive Fee from 15% to 10%.

On May 20, 2024, the Adviser and the Company issued a Memorandum of Understanding (the “MOU”) under which the Adviser acknowledges that if the 90-day Secured Overnight Financing Rate (SOFR) averages 3% or lower for the trailing 90-day period, the Adviser shall recommend to the Company's Board that the Board consider for their approval an amendment to the Company's Advisory Agreement and any related documents, for purposes of adjusting the Company's performance hurdle rate to 6.5% but only for so long as SOFR continues to average 3% or lower at all times during the trailing 90-day period. The Board shall consider such recommendation at the next regularly scheduled, in-person, quarterly Board meeting. Subject to the Board's approval of the Hurdle adjustment, the Company shall implement the adjusted hurdle rate within reasonable time following the Board’s approval.

(Dollar amounts in thousands, except unit data)

The Incentive Fee will be calculated on a cumulative basis and the amount of the Incentive Fee payable in connection with any distribution (or deemed distribution) will be determined and, if applicable, paid in accordance with the foregoing formula each time amounts are to be distributed to the Common Unitholders.

For purposes of calculating the Incentive Fee, as provided in Section 3.3.2 of the LLC Agreement, Aggregate Contributions shall not include NAV Balancing Contributions. NAV Balancing Contributions received by the Company will not be treated as amounts distributed to Common Unitholders for purposes of calculating the Incentive Fee. In addition, if distributions to which a Defaulting Member (as defined in the LLC Agreement) otherwise would have been entitled have been withheld pursuant to Section 6.2.4 of the LLC Agreement, the amounts so withheld shall be treated for such purposes as having been distributed to such Defaulting Member. The amount of any distribution of securities made in kind shall be equal to the fair market value of those securities at the time of distribution determined pursuant to Section 13.4 of the LLC Agreement.

If the Advisory Agreement terminates early for any reason other than (i) the Adviser voluntarily terminating the Advisory Agreement or (ii) the Company terminating the Advisory Agreement for cause, the Company will be required to pay the Adviser a final incentive fee payment (the "Final Incentive Fee Payment"). The Final Incentive Fee Payment will be calculated as of the date the Advisory Agreement is so terminated and will equal the amount of Incentive Fee that would be payable to the Adviser if (A) all of the Company's investments were liquidated for their current value (but without taking into account any unrealized appreciation of any Portfolio Investment (as defined in the LLC Agreement)), and any unamortized deferred Portfolio Investment-related fees were deemed accelerated, (B) the proceeds from such liquidation were used to pay all of the Company's outstanding liabilities, and (C) the remainder were distributed to Common Unitholders and paid as Incentive Fee in accordance with Section 6(a) of the Advisory Agreement. The Company will make the Final Incentive Fee Payment in cash on or immediately following the date the Advisory Agreement is so terminated. In the case of an early termination, the Adviser Return Obligation under Section 6(c) of the Advisory Agreement will not apply in connection with a Final Incentive Fee Payment.

For the period from May 16, 2024 (Inception) to September 30, 2024, the Company did not incur any Incentive Fees. The Company has not made any incentive fee payments to the Adviser, and as of September 30, 2024, the Company's did not have any incentive fee payable to the Advisor.

Adviser Return Obligation: On each fiscal year-end from and after December 31, 2026 (each, an "Interim Incentive Fee Date"), and after the Company has made its final distribution of assets pursuant to Section 9.2 of the LLC Agreement (the “Final Incentive Fee Date”), if the Adviser has received aggregate payments of Final Incentive Fee, or with respect to the Interim Incentive Fee only, an amount equal to or greater than $1,000,000 in excess of the Adviser Target Amount (as defined in the Advisory Agreement) as of such time (an “Adviser Return Event”), then the Adviser shall return to the Company in cash on or before the 90th day after such Interim Incentive Fee Date or Final Incentive Fee Date, as the case may be, an amount equal to such excess (the "Adviser Return Obligation"). Notwithstanding the preceding sentence, in no event shall the Adviser Return Obligation exceed an amount greater than the aggregate amount of Incentive Fee payments previously received by (or allocated to) the Adviser from the Company with respect to the two Interim Incentive Fee Dates immediately preceding such Adviser Return Event, reduced by the excess (if any) of (a) the aggregate federal, state and local income tax liability the Adviser incurred in connection with the payment of such Incentive Fees (assuming the highest marginal applicable federal and New York City and State income tax rates applied to such payments), over (b) an amount equal to the U.S. federal and state tax benefits available to the Adviser by virtue of the payment made by the Adviser pursuant to its Adviser Return Obligation (assuming that, to the extent such payments are deductible by the Adviser, the benefit of such deductions will be computed using the then highest marginal applicable federal and New York City and State income tax rates), as reasonably determined by the Adviser.

The Adviser Return Obligation shall be recomputed to take into account any post-liquidation returns of distributions made by Members pursuant to Section 11.4 of the LLC Agreement, and any additional Adviser Return Obligation triggered by such post- liquidation returns shall be made by the Adviser contemporaneously with such post-liquidation returns by the Members.

Administration Agreement: On May 30, 2024, the Company entered into an Administration Agreement (the “Administration Agreement”) with TCW Asset Management Company LLC (in such capacity, the “Administrator”). Under the Administration Agreement, the Administrator will furnish the Company with office facilities and equipment, and clerical, bookkeeping and record keeping services. Pursuant to the Administration Agreement, the Administrator will oversee the maintenance of the Company’s financial records and otherwise assist with the Company’s compliance with RIC rules, monitor the payment of expenses, oversee the performance of administrative and professional services rendered to the Company by others, be responsible for the financial and other records that the Company is required to maintain, prepare and disseminate reports to the Unitholders and reports and other materials to be filed with the SEC or other regulators, assist the Company in determining and publishing (as necessary or appropriate) its net asset value, oversee the preparation and filing of tax returns, generally oversee the payment of expenses and provide such other services as the Administrator, subject to review of the Company’s Board, shall from time to time determine to be necessary or useful to perform its obligations under the

(Dollar amounts in thousands, except unit data)

Administration Agreement. The Administrator may perform these services directly, may delegate some or all of them through the retention of a sub-administrator and may remove or replace any sub-administrator.

Payments under the Administration Agreement will be equal to an amount that reimburses the Administrator for the costs and expenses incurred by the Administrator in performing its obligations and providing personnel and facilities under the Administration Agreement. The amounts paid pursuant to the Administration Agreement are subject to the Company expenses limitation (as defined below). The Administrator agrees that it would not charge total fees under the Administration Agreement that would exceed its reasonable estimate of what a qualified third party would charge to perform substantially similar services. The costs and expenses paid by the Company are described below under “Expenses”.

The Administration Agreement provides that neither the Administrator, nor any director, officer, agent or employee of the Administrator, shall be liable or responsible to the Company or any of the Unitholders for any mistake in judgment, any act performed or omission made by such person or losses due to the mistake, action, inaction, or negligence of other agents of the Company. The Company will also indemnify the Administrator and its members, managers, officers, employees, agents, controlling persons and any other person or entity affiliated with it.

Expenses: The Company, and indirectly the Unitholders, will bear all costs, expenses and liabilities, other than Adviser Operating Expenses (as defined below, and which shall be borne by the Adviser), in connection with the Company’s organization, operations, administration and transactions (“Company Expenses”). Company Expenses shall include, without limitation: (a) organizational expenses and expenses associated with the issuance of the Units and organizational expenses of a related entity organized and managed by the Adviser or an affiliate of the Adviser as a feeder fund for the Company and issuance of interests therein; (b) expenses of calculating net asset value (including the cost and expenses of any independent valuation firm); (c) fees payable to third parties, including agents, consultants, attorneys or other advisors, relating to, or associated with, evaluating and making investments; (d) expenses incurred by the Adviser or the Administrator payable to third parties, including agents, consultants, attorneys or other advisors, relating to or associated with monitoring the Company’s financial and legal affairs, providing administrative services, monitoring or administering the Company’s investments and performing due diligence reviews of prospective investments and the corresponding portfolio companies; (e) costs associated with the Company’s reporting and compliance obligations under the 1940 Act, the 1934 Act and other applicable federal or state securities laws; (f) fees and expenses incurred in connection with debt incurred to finance the Company’s investments or operations, and payment of interest and repayment of principal on such debt; (g) expenses related to sales and purchases of Units and other securities; (h) Management Fees and Incentive Fees; (i) administrator fees and expenses payable under the Administration Agreement, provided that any such fees payable to the Administrator shall be limited to what a qualified third party would charge to perform substantially similar services; (j) transfer agent, sub-administrator and custodial fees; (k) expenses relating to the issue, repurchase and transfer of Units to the extent not borne by the relevant transferring Unitholders and/or assignees; (l) federal and state registration fees; (m) federal, state and local taxes and other governmental charges assessed against the Company; (n) independent directors’ fees and expenses and the costs associated with convening a meeting of the Company’s board of directors or any committee thereof; (o) fees and expenses and the costs associated with convening a meeting of the Unitholders or holders of any Preferred Units; (p) costs of any reports, proxy statements or other notices to Unitholders, including printing and mailing costs; (q) costs and expenses related to the preparation of the Company’s consolidated financial statements and tax returns; (r) the Company’s allocable portion of the fidelity bond, directors and officers/errors and omissions liability insurance, and any other insurance premiums; (s) direct costs and expenses of administration, including printing, mailing, long distance telephone, and copying; (t) independent auditors and outside legal costs, including legal costs associated with any requests for exemptive relief, “no-action” positions or other guidance sought from a regulator, pertaining to the Company; (u) compensation of other third party professionals to the extent they are devoted to preparing the Company’s consolidated financial statements or tax returns or providing similar “back office” financial services to the Company; (v) Adviser costs and expenses (excluding travel) in connection with identifying and investigating investment opportunities for the Company, monitoring the Company’s investments and disposing of any such investments; (w) portfolio risk management costs; (x) commissions or brokerage fees or similar charges incurred in connection with the purchase or sale of securities (including merger fees); (y) costs relating to hedging or currency exchange activities; (z) the Company's allocable portion of fees, costs and expenses related to the acquisition and maintenance of computer software used in connection with administering the Company's business; (aa) costs and expenses attributable to normal and extraordinary investment banking, commercial banking, accounting, auditing, appraisal, valuation, administrative agent activities, custodial and registration services provided to the Company, including in each case services with respect to the proposed purchase or sale of securities by the Company that are not reimbursed by the issuer of such securities or others (whether or not such purchase or sale is consummated); (bb) costs of amending, restating or modifying the LLC Agreement or the Advisory Agreement or related documents of the Company or related entities; (cc) fees, costs, and expenses incurred in connection with the termination, liquidation or dissolution of the Company or related entities; and (dd) all other properly and reasonably chargeable expenses incurred by the Company or the Administrator in connection with administering the Company's business.

“Adviser Operating Expenses” means overhead and operating and administrative expenses incurred by or on behalf of the Adviser or any of its affiliates, including the Company, in connection with maintaining and operating the Adviser’s office, including salaries and

(Dollar amounts in thousands, except unit data)

other compensation (including compensation due to its officers), rent, routine office equipment expense and liability and insurance premiums (other than (i) those incurred in maintaining fidelity bonds and Indemnitee insurance policies and (ii) the allocable portion of the Administrator’s overhead in performing its obligations), in furtherance of providing supervisory investment management services for the Company. For the avoidance of doubt, Adviser Operating Expenses include any expenses incurred by the Adviser or its affiliates in connection with the Adviser’s registration as an investment adviser under the Investment Advisers Act of 1940, as amended (“Advisers Act”), or with its compliance as a registered investment adviser thereunder.

All Adviser Operating Expenses and all expenses of the Company that the Company will not bear, as set forth above, will be borne by the Adviser or its affiliates.

4.
Commitments and Contingencies

The Company had the following unfunded commitments and unrealized depreciation by investment as of September 30, 2024.

September 30, 2024
Unfunded Commitments	Maturity/ Expiration	Amount	Unrealized Depreciation
Great Kitchens Food Company, Inc.	May 2029	$ 706	$ 11
Total		$ 706	$ 11

From time to time, the Company may become a party to certain legal proceedings incidental to the normal course of its business. As of September 30, 2024, the Company is not aware of any pending or threatened litigation.

In the normal course of business, the Company enters into contracts which provide a variety of representations and warranties, and that provide general indemnifications. Such contracts include those with certain service providers, brokers and trading counterparties. Any exposure to the Company under these arrangements is unknown as it would involve future claims that may be made against the Company; however, based on the Company’s experience, the risk of loss is remote and no such claims are expected to occur. As such, the Company has not accrued any liability in connection with such indemnifications.